UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D. C. 20549

 FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2021

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Contents

4	Letter to the Shareholders
8	Performance Summary
9	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
27	Report of Annual Meeting of Stockholders
28	Additional Information
30	Privacy Statement

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The European Equity Fund, Inc.

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union (EU), the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

On January 31, 2020, the United Kingdom officially withdrew from the European Union (EU) pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement, provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The European Equity Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2021, the total return of the European Equity Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 7.50% based on net asset value and 9.73% based on market price. During the same period, the return of the Fund’s benchmark, the MSCI Europe Index, was 11.80%.1 The Fund’s underperformance during the period was driven by stock selection, in particular by the Fund’s focus on quality and growth companies in a period where value and small capitalization companies achieved the best returns. For the period in review, the Fund’s discount to net asset value averaged 12.54%, compared with 14.23% for the same period in 2020.

The period saw overall positive market performance despite some temporary weakness in February and May. Equities were supported by strong macroeconomic data as the European manufacturing purchasing manager’s index (PMI) reached a three-year high while the German PMI and Ifo Business Climate Index both rose powerfully.2,3 Conditions were supported by Europe’s progress on vaccines in the second quarter and the European Central Bank signaling continued accommodative policies. Against this backdrop, the extension of COVID-induced lockdowns in various countries, mounting inflation expectations and the collapse of the Archegos Capital family office triggered only short-term market consolidations.

The Fund’s largest overweight is to the industrials sector, and holdings in the sector made positive contributions to relative performance. In this vein, package delivery company Deutsche Post AG has seen its results benefit from the boom in e-commerce, while results for construction products company Cie de Saint-Gobain have been boosted by rising demand for housing. The Fund’s positioning within information technology also contributed modestly, largely due to the Fund’s positions in ASML Holding NV and Telefonaktiebolaget LM Ericsson. ASML provides technology integral to semiconductor manufacturing and has seen strong demand in the wake of a global computer chip shortage, while Ericsson provides equipment to the telecommunications industry essential to the implementation of 5G networking.

4	|	The European Equity Fund, Inc.

The materials sector is the second biggest overweight in the Fund, with BHP Group PLC (minerals), Sika AG (specialty chemicals) and Yara International ASA (fertilizer) all contributing positively. However, these contributions were offset by our underweight to the strong-performing mining segment, so materials positioning had an essentially neutral or slightly negative impact on relative performance.

Positioning with respect to consumer cyclicals was the largest detractor from relative performance as security selection within and, to a lesser extent, an underweight to the sector weighed on return. In particular, a lack of exposure to the auto sector explains most of the performance shortfall as shares of its biggest representatives posted large gains.

Security selection within consumer staples was the second largest performance detractor. Most notably, a lack of exposure to select personal care and alcoholic beverage names within the sector was detrimental to return. The negative contribution from security selection was somewhat offset by the impact of sector allocation as the lagging consumer staples sector was the Fund’s largest underweight in the period.

In terms of the impact of country exposures, the Fund’s largest underweight was to the U.K., which proved to have a negative impact as a number of large mining and energy stocks which outperformed in the period are U.K.-listed.

Market Outlook

Our overall outlook remains positive, and we have even upgraded our macroeconomic growth expectations. While vaccination programs, economic reopening and government bailouts have certainly been strongly supportive

Sector Diversification (As a % of Equity Securities)	6/30/21	12/31/20
Industrials	20%	22%
Health Care	17%	16%
Financials	14%	14%
Materials	12%	9%
Information Technology	9%	8%
Consumer Discretionary	9%	6%
Communication Services	6%	5%
Consumer Staples	5%	11%
Energy	4%	5%
Utilities	4%	4%
	100%	100%

The European Equity Fund, Inc.	|	5

of growth, the resilience of industries and strength of global trade, despite all the talk of supply disruptions, have been positive surprises.

That said, after the impressive rally in most of the world’s major stock indices we anticipate that the markets will have to overcome some difficult hurdles over the summer. Government support for households will be reduced significantly, and monetary stimulus is also likely to peak this year. In addition, inflation is likely to crest by the end of 2021, and even if it retreats next year we cannot rule out the possibility that certain sectors will face rising material and labor costs well beyond then. Tighter regulatory requirements and higher corporate taxes are also already on the horizon, which could put pressure on profit margins in the medium term. Companies should still benefit from strong sales increases, and stock markets can generally cope well with moderate inflation. However, inflation is a downside risk to equity markets and needs to be closely monitored. We will not be inclined to further increase our target valuation multiples in this environment. Our forecasts therefore point to only modest upside potential for equities broadly, with returns largely supported by dividends. In this environment, stock selection should be the key driver of performance.

At the sector level, certain technology and consumer stocks and individual cyclical sub-sectors remain among our preferred areas of the market.

Ten Largest Equity Holdings at June 30, 2021 (36.7% of Net Assets)		Country	Percent
1.	Deutsche Post AG	Germany	4.9%
2.	ASML Holding NV	Netherlands	4.3%
3.	Cie de Saint-Gobain	France	4.3%
4.	TotalEnergies SE	France	3.7%
5.	Enel SpA	Italy	3.5%
6.	BNP Paribas SA	France	3.4%
7.	Kering SA	France	3.3%
8.	Allianz SE	Germany	3.2%
9.	Kerry Group PLC	Ireland	3.1%
10.	Compass Group PLC	United Kingdom	3.0%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 9. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The European Equity Fund, Inc.

Given the rise in inflation, quality companies with high pricing power look the most attractive, while the shares of many companies that suffered the most early in the pandemic and were highly sought after during the reopening rally are quite expensive in our view.

Sincerely,

Christian Strenger	Juan Barriobero de la Pisa	Hepsen Uzcan
Chairman	Portfolio Manager	Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

[1]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

[2]

A purchasing managers index (PMI) is an economic indicator comprised of monthly reports and surveys from private sector manufacturing firms. A PMI reflects the proportion of purchasing managers reporting better than normal business conditions in any given month.

[3]

The Ifo Business Climate Index is a closely followed leading indicator for economic activity in Germany. Every month survey participants from firms in manufacturing, construction, wholesaling and retailing are requested to assess their current business situation as well as their business outlook for the coming six months.

The European Equity Fund, Inc.	|	7

Performance Summary	June 30, 2021 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/21

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	7.50%	31.76%	10.62%	5.38%
Market Price(a)	9.73%	38.08%	10.25%	5.09%
MSCI Europe Index(b)	11.80%	35.09%	10.34%	5.58%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2021 was 1.23%.

[b]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 6/30/21	As of 12/31/20
Net Asset Value	$12.96	$12.09
Market Price	$11.38	$10.40

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/21:
Income Distribution	$0.03

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

8	|	The European Equity Fund, Inc.

Schedule of Investments	as of June 30, 2021 (Unaudited)

	Shares	Value ($)
Common Stocks 97.7%
France 25.7%

Banks 3.4%
BNP Paribas SA	50,000	3,134,398

Building Products 4.3%
Cie de Saint-Gobain	59,290	3,904,471

Electrical Equipment 1.3%
Schneider Electric SE	7,540	1,186,183

Entertainment 2.1%
Vivendi SE†	56,000	1,881,089

Insurance 1.3%
AXA SA	46,453	1,177,871

IT Services 2.7%
Worldline SA 144A*	26,000	2,433,578

Machinery 1.3%
Alstom SA*	24,172	1,220,661

Oil, Gas & Consumable Fuels 3.7%
TotalEnergies SE	73,871	3,341,952

Pharmaceuticals 2.3%
Sanofi	20,000	2,095,369

Textiles, Apparel & Luxury Goods 3.3%
Kering SA	3,400	2,971,127
Total France (Cost $18,782,100)		23,346,699

Germany 21.5%

Air Freight & Logistics 4.9%
Deutsche Post AG (Registered)	65,315	4,442,188

Capital Markets 1.9%
Deutsche Boerse AG	10,000	1,745,350

Chemicals 3.6%

Evonik Industries AG	48,000	1,609,517

LANXESS AG	24,000	1,645,372

		3,254,889

Health Care Providers & Services 1.7%
Fresenius Medical Care AG & Co. KGaA	19,160	1,591,169

Insurance 3.2%
Allianz SE (Registered)	11,645	2,903,712

Interactive Media & Services 1.7%
Scout24 AG 144A*	18,000	1,517,886

Pharmaceuticals 2.2%
Merck KGaA	10,355	1,985,340

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	9

	Shares	Value ($)

Specialty Retail 0.8%
Auto1 Group SE 144A*	15,590	684,872

Textiles, Apparel & Luxury Goods 1.5%
adidas AG	3,713	1,381,946
Total Germany (Cost $14,386,418)		19,507,352

United Kingdom 11.3%

Banks 2.6%
HSBC Holdings PLC	406,986	2,345,934

Commercial Services & Supplies 1.2%
Rentokil Initial PLC	162,637	1,112,020

Hotels, Restaurants & Leisure 3.0%
Compass Group PLC*	131,924	2,773,489

Media 1.7%
Informa PLC*	221,479	1,534,540

Pharmaceuticals 1.4%
AstraZeneca PLC	10,652	1,277,583

Professional Services 1.4%
RELX PLC	46,744	1,239,050
Total United Kingdom (Cost $9,803,221)		10,282,616

Switzerland 8.5%

Chemicals 2.9%
Sika AG (Registered)	8,000	2,617,631

Food Products 1.0%
Barry Callebaut AG (Registered)	405	941,861

Life Sciences Tools & Services 2.0%
Lonza Group AG (Registered)	2,604	1,847,164

Pharmaceuticals 2.6%
Roche Holding AG	6,122	2,308,083
Total Switzerland (Cost $6,073,038)		7,714,739

Netherlands 7.9%

Aerospace & Defense 1.0%
Airbus SE*	7,032	904,156

Food & Staples Retailing 0.9%
Koninklijke Ahold Delhaize NV	26,673	792,868

Health Care Equipment & Supplies 1.7%
Koninklijke Philips NV	31,948	1,583,036

Semiconductors & Semiconductor Equipment 4.3%
ASML Holding NV	5,700	3,915,869
Total Netherlands (Cost $4,195,266)		7,195,929

The accompanying notes are an integral part of the financial statements.

10	|	The European Equity Fund, Inc.

	Shares	Value ($)
Ireland 4.7%

Containers & Packaging 1.6%
Smurfit Kappa Group PLC	26,343	1,428,997

Food Products 3.1%
Kerry Group PLC ‘‘A’’	20,000	2,793,509
Total Ireland (Cost $3,156,021)		4,222,506

Denmark 4.0%

Electrical Equipment 1.4%
Vestas Wind Systems A/S	32,802	1,280,507

Pharmaceuticals 2.6%
Novo Nordisk A/S ‘‘B’’	28,229	2,365,133
Total Denmark (Cost $1,864,778)		3,645,640

Sweden 3.6%

Banks 1.7%
Swedbank AB ‘‘A’’	85,000	1,582,403

Communications Equipment 1.9%
Telefonaktiebolaget LM Ericsson ‘‘B’’	134,387	1,689,873
Total Sweden (Cost $2,855,281)		3,272,276

Italy 3.5%

Electric Utilities 3.5%
Enel SpA (Cost $2,588,934)	340,000	3,157,377

Spain 3.0%

Construction & Engineering 3.0%
Ferrovial SA (Cost $2,172,523)	91,653	2,689,656

Australia 2.3%

Metals & Mining 2.3%
BHP Group PLC (Cost $1,028,013) (a)	71,100	2,091,882

Norway 1.7%

Chemicals 1.7%
Yara International ASA (Cost $1,335,264)	29,537	1,555,374
Total Common Stocks (Cost $68,240,857)		88,682,046

Securities Lending Collateral 2.2%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.01% (Cost 1,965,902) (b) (c)	1,965,902	1,965,902

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	11

	Shares	Value ($)

Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 0.02% (Cost $1,783,976) (c)	1,783,976	1,783,976

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $71,990,735)	101.9	92,431,924
Other Assets and Liabilities, Net	(1.9)	(1,635,230)

Net Assets	100.0	90,796,694

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:

Value ($) at 12/31/2020	Purc- hases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 2.2%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.01% (b) (c)
—	1,965,902 (d)	—	—	—	13,147	—	1,965,902	1,965,902
Cash Equivalents 2.0%
DWS Central Cash Management Government Fund, 0.02% (c)
2,367,115	5,558,203	6,141,342	—	—	146	—	1,783,976	1,783,976
2,367,115	7,524,105	6,141,342	—	—	13,293	—	3,749,878	3,749,878

*	Non-income producing security.

†	All or a portion of this security was on loan. The value of the security loaned at June 30, 2021 amounted to $1,862,278, which is 2.1% of net assets.

(a)	BHP Group PLC is domiciled in Australia and is listed on the London Stock Exchange.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

12	|	The European Equity Fund, Inc.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
France	$23,346,699	$—	$—	$23,346,699
Germany	19,507,352	—	—	19,507,352
United Kingdom	10,282,616	—	—	10,282,616
Switzerland	7,714,739	—	—	7,714,739
Netherlands	7,195,929	—	—	7,195,929
Ireland	4,222,506	—	—	4,222,506
Denmark	3,645,640	—	—	3,645,640
Sweden	3,272,276	—	—	3,272,276
Italy	3,157,377	—	—	3,157,377
Spain	2,689,656	—	—	2,689,656
Australia	2,091,882	—	—	2,091,882
Norway	1,555,374	—	—	1,555,374
Short-Term Instruments (e)	3,749,878	—	—	3,749,878
Total	$92,431,924	$—	$—	$92,431,924

(e)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	13

Statement of Assets and Liabilities

as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $68,240,857) — including $1,862,278 securities loaned	$88,682,046
Investment in DWS Central Cash Management Government Fund (cost $1,783,976)	1,783,976
Investment in DWS Government & Agency Securities Portfolio (cost $1,965,902)*	1,965,902
Foreign currency, at value (cost $180,507)	177,765
Dividends receivable	49,138
Foreign taxes recoverable	268,716
Interest receivable	2,527
Other assets	20,113
Total assets	92,950,183

Liabilities
Payable upon return of securities loaned	1,965,902
Investment advisory fee payable	49,663
Payable for Fund shares repurchased	38,996
Payable for Directors’ fees and expenses	20,609
Administration fee payable	15,281
Accrued expenses and other liabilities	63,038
Total liabilities	2,153,489
Net assets	$90,796,694

Net Assets Consist of
Distributable earnings (gain)	27,036,623
Paid-in capital	63,760,071
Net assets	$90,796,694

Net Asset Value

Net assets value per share ($90,796,694 ÷ 7,006,792 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$12.96

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

14	|	The European Equity Fund, Inc.

Statement of Operations

for the six months ended June 30, 2021 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $214,760)	$1,405,845
Income distributions — DWS Central Cash Management Government Fund	146
Securities lending income, net of borrower rebates	13,147
Total investment income	1,419,138
Expenses:

Investment advisory fee	286,931
Administration fee	88,284
Custody and accounting fee	18,458
Services to shareholders	8,442
Reports to shareholders and shareholder meeting expenses	24,390
Directors’ fees and expenses	22,011
Legal fees	32,981
Audit and tax fees	31,050
NYSE listing fee	11,771
Insurance	6,276
Miscellaneous	13,757
Net expenses	544,351
Net investment income	874,787

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	7,966,342
Foreign currency	(1,465)
Net realized gain (loss)	7,964,877
Change in net unrealized appreciation (depreciation) on:

Investments	(2,740,334)
Foreign currency	(15,969)
Change in net unrealized appreciation (depreciation)	(2,756,303)
Net gain (loss)	5,208,574
Net increase (decrease) in net assets resulting from operations	$6,083,361

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Operations:

Net investment income (loss)	$874,787	$709,925
Net realized gain (loss)	7,964,877	(2,211,598)
Change in net unrealized appreciation (depreciation)	(2,756,303)	12,162,428
Net increase (decrease) in net assets resulting from operations	6,083,361	10,660,755
Distributions to shareholders	(229,345)	(1,434,090)
Fund share transactions:

Net proceeds from reinvestment of distributions	—	679,917
Shares repurchased	(2,243,753)	(3,973,993)
Net increase (decrease) in net assets from Fund share transactions	(2,243,753)	(3,294,076)
Total increase (decrease) in net assets	3,610,263	5,932,589
Net assets at beginning of period	87,186,431	81,253,842

Net assets at end of period	$90,796,694	$87,186,431

Other Information
Shares outstanding at beginning of period	7,210,692	7,574,775
Shares issued from reinvestment of distributions	—	74,917
Shares repurchased	(203,900)	(439,000)

Shares outstanding at end of period	7,006,792	7,210,692

The accompanying notes are an integral part of the financial statements.

16	|	The European Equity Fund, Inc.

Financial Highlights

	Six Months Ended 6/30/21		Years Ended December 31,
	(Unaudited)		2020	2019	2018	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$12.09		$10.73	$9.04	$10.97	$8.76	$8.98
Income (loss) from investment operations:

Net investment income (loss)[a]	.12		.10	.15	.08	.06	.11
Net realized and unrealized gain (loss) on investments and foreign currency	.74		1.38	2.03	(1.98)	2.21	(.30)
Total from investment operations	.86		1.48	2.18	(1.90)	2.27	(.19)
Less distributions from:
Net investment income	(.03)		(.13)	(.13)	(.07)	(.09)	(.08)
Net realized gains	—		(.07)	(.39)	—	—	—
Total distributions	(.03)		(.20)	(.52)	(.07)	(.09)	(.08)
Dilution in net asset value from dividend reinvestment	—		(.01)	(.01)	—	—	—
Increase resulting from share repurchases	.04		.09	.04	.04	.03	.05
Net asset value, end of period	$12.96		$12.09	$10.73	$9.04	$10.97	$8.76
Market value, end of period	$11.38		$10.40	$9.38	$7.73	$9.87	$7.72

Total Investment Return for the Period[b]
Based upon market value (%)	9.73	**	13.28	28.29	(21.02)	28.97	(3.31)
Based upon net asset value (%)	7.50	**	15.12	25.48	(16.90)[c]	26.32 [c]	(1.52)

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	17

Financial Highlights (continued)

	Six Months Ended 6/30/21		Years Ended December 31,
	(Unaudited)		2020	2019	2018	2017	2016

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.23	*	1.30	1.33	1.38	1.45	1.54
Total expenses after expense reductions (%)	1.23	*	1.30	1.33	1.28	1.43	1.54
Net investment income (%)	.98	**	.93	1.51	.75	.63	1.21
Portfolio turnover (%)	27	**	25	60	58	48	64
Net assets at end of period ($ thousands)	90,797		87,186	81,254	70,177	87,813	72,056

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

18	|	The European Equity Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

The European Equity Fund, Inc.	|	19

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts

20	|	The European Equity Fund, Inc.

under the securities lending agreement. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2021, the Fund had one security on loan which was classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the security loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2021, the exchange rate was EUR €1.00 to USD $1.19.

The European Equity Fund, Inc.	|	21

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $72,005,521. The net unrealized appreciation for all investments based on tax cost was $20,426,403. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,011,304 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,584,901.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

22	|	The European Equity Fund, Inc.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.65% of the Fund’s average weekly net assets up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2021, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.65% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $5,973, of which $1,974 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $4,718, all of which $3,443 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the

The European Equity Fund, Inc.	|	23

Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2021, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2021, were $23,481,953 and $25,135,272, respectively.

E. Capital

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund purchased 203,900 and 439,000 of its shares of common stock on the open market at a total cost of $2,243,753 and $3,973,993 ($11.00 and $9.05 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 12.20% and 13.86%, respectively.

During the six months ended June 30, 2021 there were no reinvestments. During the year ended December 31, 2020, the Fund issued for dividend reinvestment 74,917 shares. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 12.98%.

F. Share Repurchases

On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 767,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 389,845 shares between August 1, 2019 and July 31, 2020. On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to

24	|	The European Equity Fund, Inc.

745,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 385,855 shares between August 1, 2020 and June 30, 2021.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2021, there were three shareholders that held approximately 30%, 9% and 6%, respectively, of the outstanding shares of the Fund.

H. Other — Covid-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

I. Change of Independent Registered Public Accounting Firm

On May 9, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC

The European Equity Fund, Inc.	|	25

communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 9, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 10, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 10, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

26	|	The European Equity Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. was held on June 24, 2021. At the close of business on April 30, 2021, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 7,075,292 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 5,839,091 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.

To elect three (3) Class I Directors, each to serve for a term of three years and until his or her successor is elected and qualifies. The other Directors of the Fund whose terms continued after the Meeting are Ambassador Richard R. Burt, Dr. Kenneth C. Froewiss, Dr. Holger Hatje, Dr. Wolfgang Leoni, Dr. Christopher Pleister, and Mr. Christian H. Strenger.

	Number of Votes
	For	Withheld
Mr. Walter C. Dostmann	5,707,284	110,507
Mr. Christian M. Zügel	5,713,685	104,106
Ms. Hepsen Uzcan	5,677,368	140,424

2.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2021.

Number of Votes
For	Against	Abstain
5,729,400	61,245	48,445

3.	To approve a stockholder proposal asking the Fund to take steps to declassify the Board of Directors of the Fund.

Number of Votes
For	Against	Abstain
1,339,563	2,621,003	36,343

The European Equity Fund, Inc.	|	27

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

28	|	The European Equity Fund, Inc.

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

The European Equity Fund, Inc.	|	29

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

30	|	The European Equity Fund, Inc.

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2020

The European Equity Fund, Inc.	|	31

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

EEA-3

(R-028303-9 8/31)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	37,500	$ 10.61	37,500	525,545
February 1 through February 29	34,100	$ 10.50	34,100	491,445
March 1 through March 31	31,800	$ 10.60	31,800	459,645
April 1 through April 30	32,605	$ 11.15	32,605	427,040
May 1 through May 31	43,119	$ 11.56	43,119	383,921
June 1 through June 30	24,776	$ 11.66	24,776	359,145

Total	203,900	$ 11.00	203,900

On July 24, 2020, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 745,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 385,855 shares between August 1, 2020 and June 30, 2021.

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 700,849 shares during the period from August 1, 2021 through July 31, 2022.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/27/2021